EXHIBIT 23.1
                                                                   ------------



                      WILLIAM M. COBB & ASSOCIATES, INC.
                        Worldwide Petroleum Consultants


12770 Coit Road, Suite 907                                       (972) 385-0354
Dallas, Texas                                               Fax: (972) 788-5165
                                                      E-Mail: office@wmcobb.com


                                  May 1, 2007


Nexen Inc.
801- 7th Avenue S.W.
Calgary AB T2P 3P7
Canada


CONSENT OF INDEPENDENT RESERVES EVALUATOR AND/OR AUDITOR


RE:   REGISTRATION   STATEMENT  ON  FORM  F-10  (FILE  NO.   333-125019)   (THE
"REGISTRATION STATEMENT") OF NEXEN, INC. (THE "CORPORATION")

William M. Cobb & Associates, Inc. refers to the Registration Statement filed by the Corporation under the Securities Act of 1933, as amended.

We are a firm of independent petroleum consultants of Dallas, Texas having prepared reports for the Corporation evaluating the Corporation's reserves as at December 31, 2006, as described in the Revised Annual Information Form ("AIF") of the Corporation dated April 2, 2007.

We hereby consent to the use of and reference to our name under the heading "Experts" in the Registration Statement and to all other references to our firm and the inclusion of information derived from our reports in: (i) the AIF, which is incorporated by reference in the Registration Statement; (ii) the annual report of the Corporation on Form 10-K as filed with the U.S. Securities and Exchange Commission (the "SEC") on February 26, 2007 as amended by the amended annual report of the Corporation on Form 10-K as filed with the SEC on April 2, 2007 (as amended, the "Form 10-K"); and (iii) the Registration Statement.

                                   Sincerely,

                                   WILLIAM M. COBB & ASSOCIATES, INC.


                                   /s/ F. J. Marek
                                   ----------------------------------
                                   F. J. Marek, P.E.
                                   Senior Vice President
                                   Dallas, Texas, USA


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